C
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS AND
A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON
TRANSFER

CUSIP 47188M 10 6
This Certifies that

is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF JATO Communications Corp.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:
SECRETARY
PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR
BY



AUTHORIZED SIGNATURE





REVERSE SIDE






The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the CorporationOs Secretary at the principal office of the Corporation.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED
THE CORPORATION WILL REQUIRE A
BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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TEN COM
TEN ENT
JT TEN
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT-D                Custodian
                                              (Cust)                  (Minor)
                                  under Uniform Gifts to Minors
                                  Act
                                                                         (State)
UNIF TRF MIN ACT-D                Custodian (until age                   )

                                                         under Uniform Transfers
                                                      (Minor)
                                to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received,                                                 hereby sell,
assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
NOTICE
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.